INCOME TAXES (Reconciliation of Canadian Statutory Rate to Net Income (Loss)) (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 29, 2016	Feb. 28, 2015
INCOME TAXES
Income (loss) before income taxes	$ (39,289)	$ (19,919)
Statutory income tax rate	26.50%	26.50%
Expected income tax recovery	$ (10,412)	$ (5,279)
Change in valuation allowances	6,043	6,682
Goodwill impairment	4,420
Prior year adjustments	1,444	859
Foreign tax rate differences	578	(177)
Other	165	66
Non-deductible expenses and non-taxable income	37	(105)
Share issue costs		(435)
Research and development tax credits		(894)
Income tax expense (recovery)	$ 2,275	$ 717